October 11, 1995

Dear Investor,

     The prospectus supplement on the reverse side contains important information regarding Scudder Short Term Global Income Fund. In an effort to provide investors with more opportunity in a changing global investment environment, Scudder Short Term Global Income Fund's Board of Directors voted to make certain changes, subject to shareholder approval, to the Fund's investment objective and policies, including eliminating the Fund's maturity restrictions--in essence, allowing the Fund to invest in longer-term securities. These changes would enable the Fund to take advantage of a market environment which is no longer as favorable for short-term global fixed-income investing as was previously the case. In addition, if the proposed changes are approved by shareholders in a Special Meeting to be held on December 6, 1995, the Fund will be renamed Scudder Global Bond Fund.

     While a longer-term global bond portfolio offers greater opportunity for attractive yields and price appreciation, it also entails a greater degree of price risk than a short-term global bond portfolio because it is generally more sensitive to changes in foreign currencies and interest rates. We encourage you to evaluate the risk-reward potential of a longer-term global bond fund, and consider whether it is appropriate for your needs. Such a fund would not be advisable as a parking place for short-term cash needs, for example, and would be more appropriate for individuals with longer-term investment time frames.

     If you have any questions about the Fund or these changes, please call us at 1-800-225-2470, between 8 a.m. and 8 p.m., eastern time, Monday through Friday.

Sincerely,

/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.

    This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.
                                  (over please)

Scudder Short Term Global Income Fund
Supplement to Prospectus

Dated March 1, 1995

     On October 11, 1995, Scudder Short Term Global Income Fund's Board of Directors voted to change the Fund's investment objective and certain policies, including eliminating the restrictions regarding maturity of securities purchased by the Fund. These changes, which are subject to shareholder approval, would allow the Fund to be managed as a global bond fund without short-term maturity limitations.

     If the proposed changes are approved by the shareholders of the Fund at a Special Meeting on December 6, 1995, the Board of Directors intends to change the name of the Fund to Scudder Global Bond Fund to reflect a new investment objective and certain revised policies. These changes are proposed to address changes in the climate for global fixed-income investing.

     The Fund commenced operations on March 1, 1991, during an investment climate which was highly favorable to limited maturity foreign bond and money market investments. Since 1991, however, the investment environment for this type of mutual fund has changed considerably. The Fund's Board of Directors and its investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), believe that the proposed changes in the Fund's investment objective and policies are in the best long-term interests of the shareholders.

     Scudder Global Bond Fund will be designed to be appropriate for long-term investors who can accept the various risks associated with investing in global bonds. The Adviser will attempt to manage exchange rate, interest rate and credit risks through active portfolio management. The Adviser's techniques will include management of currency, bond market and maturity exposure, and security selection which will vary based on available yields, as well as the Adviser's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. There is no guarantee, however, that the Adviser will be successful in managing the risks associated with this type of fund. In addition to higher exchange rate and interest rate risk, if the proposal is approved, Scudder Global Bond Fund will be able to invest a slightly greater proportion (up to five percent more) of its net assets in below investment-grade securities.

     In the markets in which Scudder Global Bond Fund would invest, longer maturity bonds tend to fluctuate more in price than shorter-term instruments as interest rates change--providing both opportunity and risk. Because of Scudder Global Bond Fund's long-term investment perspective, it would not be an appropriate investment for short-term cash needs or as a vehicle for playing short-term swings in the global bond and foreign exchange markets.

     If the proposed changes are approved, the Fund will continue to be managed pursuant to its existing Investment Management Agreement and fee, and the Adviser will continue to maintain the total annualized expenses of the Fund at not more than 1.00% of average daily net assets until at least February 29, 1996.

     It is expected that the changes to the Fund's investment objectives, investment policies and name will be effective, if approved, on or about December 29, 1995.



October 11, 1995